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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                Current report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

         Date of report (Date of earliest event reported): May 10, 2002





                                  Pemstar Inc.
             (Exact name of registrant as specified in its charter)


        Minnesota                  000-31223                    44-1771227
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(State or other jurisdiction      (Commission                (I.R.S. Employer
      of incorporation)           File Number)              Identification No.)



3535 Technology Drive N.W., Rochester, Minnesota                  55901
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    (Address of principal executive offices)                    (Zip Code)


Registrant's telephone number, including area code:  (507) 288-6720
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                                       N/A
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         (Former name or former address, if changed since last report.)

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Item 5. OTHER EVENTS

         On May 10, 2002, Pemstar Inc. (the "Company") closed on the initial sale of $5,000,000 principal amount of 6 1/2% convertible senior subordinated notes (the "Notes") and related seven-year warrants (the "Warrants") pursuant to a Securities Purchase Agreement with Smithfield Fiduciary LLC and Citadel Equity Fund Ltd. (together, the "Purchasers"). The Warrants will provide 30% warrant coverage for the Notes with an exercise price equal to the conversion price of the Notes. See the Company's Current Report on Form 8-K filed on May 6, 2002.

         In addition, the Company entered into a letter agreement (the "Letter Agreement") dated May 8, 2002 with the Purchasers in which the Company agreed to issue to each Purchaser no later than May 10, 2002, warrants to purchase 500,000 shares of the Company's common stock, par value $.01 per share, at an exercise price of $2.00. The Letter Agreement, each of the related warrants and the related registration rights agreement are attached as exhibits hereto. The Company also entered into a letter agreement dated May 10, 2002 with the Purchasers, which is attached as an exhibit hereto.

         On May 10, 2002, the Company and Turtle Mountain Corporation and Pemstar Pacific Consultants Inc., subsidiaries of the Company, entered into an Amendment No. 4 to the Amended and Restated Revolving Credit Agreement with IBM Credit Corporation, Turtle Mountain Corporation and Pemstar Pacific Consultants Inc. dated June 29, 2001, as amended, which is attached as an exhibit hereto.

Item 7. Financial Statements and Exhibits.

(c)  Exhibits

         10.1 Letter Agreement by and among the Company and the Purchasers dated May 8, 2002.

         10.2 Registration Rights Agreement by and among the Company and the Purchasers dated May 10, 2002.

         10.3     Warrant dated May 10, 2002 to Smithfield Fiduciary LLC.

         10.4     Warrant dated May 10, 2002 to Citadel Equity Fund Ltd.

         10.5 Letter Agreement by and among the Company and the Purchasers dated May 10, 2002.

         10.6 Amendment No. 4 to the Amended and Restated Revolving Credit Agreement between the Company, Turtle Mountain Corporation, Pemstar Pacific Consultants Inc. and IBM Credit Corporation dated May 10, 2002, to the Amended and Restated Revolving Credit Agreement dated June 29, 2001, as amended on February 14, 2002, March 29, 2002 and May 3, 2002.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 13, 2002

                                       PEMSTAR INC.



                                       By: /s/ Allen J. Berning
                                           ------------------------------------
                                           Allen J. Berning
                                           Chairman, Chief Executive Officer and
                                           President